Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events
19.	SUBSEQUENT EVENTS

New acquisition

In February 2017, the Group entered into an agreement to acquire 100% equity interest of Zhejiang Digital Network Technology Co., Ltd to develop live video service business. The total cash consideration is $5,478, of which $4,760 has been paid. The acquisition was completed on March, 31, 2017. The Group is in the process of evaluating the accounting treatment on this acquisition.

Newly issued share options

In March 2017, the Company granted 2,217,004 share options to its executives with an exercise price of $0.0002 per share and 100,000 RSUs to its independent directors, with the vesting period of 4 years. The Group is in the process of finalizing the fair value assessment.